Exhibit 99.1
Cardlytics Announces Second Quarter 2022 Financial Results
Atlanta, GA – August 2, 2022 – Cardlytics, Inc. (NASDAQ: CDLX), a digital advertising platform, today announced financial results for the second quarter ended June 30, 2022. Supplemental information is available on the Investor Relations section of Cardlytics' website at http://ir.cardlytics.com/.
“I am pleased with our growth in the first half of the year despite the growing pressure macro conditions are having on consumer spending and ad budgets,” said Lynne Laube, CEO & Co-Founder of Cardlytics. “We are also pleased with the progress we are seeing in the Bridg acquisition and expect to see further proof points in future quarters. The combination of the Cardlytics and Bridg data sets has us on the cusp of being able to scale the business beyond our core platform, while our focus on financial goals will allow us to control our own destiny moving forward.”
“We are committed to meeting our adjusted EBITDA and free cash flow goals in 2023, and we’re taking several proactive steps to reduce our cost structure in recognition of the lower-growth environment we are entering,” said Andy Christiansen, CFO of Cardlytics. “We expect year-over-year growth of approximately 10 to 15% in the back half of 2022, and I believe we can navigate a lower growth environment with minimal impact on the long-term prospects of the business.”
Second Quarter 2022 Financial Results
•Revenue was $75.4 million, an increase of 28% year-over-year, compared to $58.9 million in the second quarter of 2021.
•Billings, a non-GAAP metric, was $107.7 million, an increase of 26% year-over-year, compared to $85.3 million in the second quarter of 2021.
•Gross profit was $27.0 million, an increase of 16% year-over-year, compared to $23.2 million in the second quarter of 2021.
•Adjusted contribution, a non-GAAP metric, was $35.1 million, an increase of 19% year-over-year, compared to $29.6 million in the second quarter of 2021.
•Net loss attributable to common stockholders was $(126.3) million, or $(3.75) per diluted share, based on 33.6 million fully diluted weighted-average common shares, compared to a net loss attributable to common stockholders of $(47.3) million, or $(1.43) per diluted share, based on 33.0 million fully diluted weighted-average common shares in the second quarter of 2021.
•Non-GAAP net loss was $(21.7) million, or $(0.65) per diluted share, based on 33.6 million fully diluted weighted-average common shares, compared to non-GAAP net loss of $(12.8) million, or $(0.39) per diluted share, based on 33.0 million fully diluted weighted-average common shares in the second quarter of 2021.
•Adjusted EBITDA, a non-GAAP metric, was a loss of $(15.8) million compared to a loss of $(5.7) million in the second quarter of 2021.
Key Metrics
•Cardlytics MAUs were 179.9 million, an increase of 7%, compared to 167.6 million in the second quarter of 2021.
•Cardlytics ARPU was $0.38, an increase of 12%, compared to $0.34 in the second quarter of 2021.
•Bridg ARR was $21.8 million in the second quarter of 2022.
Definitions of MAUs, ARPU and ARR are included below under the caption “Non-GAAP Measures and Other Performance Metrics.
Earnings Teleconference Information
Cardlytics will discuss its second quarter 2022 financial results during a teleconference today, August 2, 2022, at 5:00 PM ET / 2:00 PM PT. A live dial-in will be available after registering at http://ir.cardlytics.com/. Shortly after the conclusion of the call, a replay of this conference call will be available through 8:00 PM ET on August 9, 2022 on the Cardlytics Investor Relations website at http://ir.cardlytics.com/. Following the completion of the call, a recorded replay of the webcast will be available on Cardlytics’ website.
About Cardlytics
Cardlytics (NASDAQ: CDLX) is a digital advertising platform. We partner with financial institutions to run their rewards programs that promote customer loyalty and deepen relationships. In turn, we have a secure view into where and when consumers are spending their money. We use these insights to help marketers identify, reach, and influence likely buyers at scale, as well as measure the true sales impact of marketing campaigns. Headquartered in Atlanta, Cardlytics has offices in London, New York, Los Angeles, San Francisco, Austin, Detroit and Visakhapatnam. Learn more at www.cardlytics.com.

Cautionary Language Concerning Forward-Looking Statements
This press release contains "forward-looking statements" within the meaning of the "safe harbor" provisions of the Private Securities Litigation Reform Act of 1995, including but not limited to, future growth and achievement of long-range goals. These forward-looking statements are made as of the date they were first issued and were based on current expectations, estimates, forecasts and projections as well as the beliefs and assumptions of management. Words such as "expect," "anticipate," "should," "believe," "hope," "target," "project," "goals," "estimate," "potential," "predict," "may," "will," "might," "could," "intend," or variations of these terms or the negative of these terms and similar expressions are intended to identify these forward-looking statements. Forward-looking statements are subject to a number of risks and uncertainties, many of which involve factors or circumstances that are beyond our control.
Our actual results could differ materially from those stated or implied in forward-looking statements due to a number of factors, including but not limited to: risks related to the uncertain impacts that COVID-19 may have on our business, financial condition, results of operations; unfavorable conditions in the global economy and the industries that we serve; our quarterly operating results have fluctuated and may continue to vary from period to period; our ability to sustain our revenue growth and billings; risks related to the integration of Dosh, Bridg and Entertainment with our company; risks related to our substantial dependence on our Cardlytics platform; risks related to our substantial dependence on JPMorgan Chase Bank, National Association (“Chase”), Bank of America, National Association ("Bank of America"), Wells Fargo Bank, National Association (“Wells Fargo”) and a limited number of other financial institution (“FI”) partners; risks related to our ability to maintain relationships with Chase, Wells Fargo and Bank of America; the amount and timing of budgets by marketers, which are affected by budget cycles, economic conditions and other factors, including the impact of the COVID-19 pandemic; our ability to generate sufficient revenue to offset contractual commitments to FIs; our ability to attract new partners, including FI partners, and maintain relationships with bank processors and digital banking providers; our ability to maintain relationships with marketers; our ability to maintain relationships with marketers; our ability to adapt to changing market conditions, including our ability to adapt to changes in consumer habits, negotiate fee arrangements with new and existing partners and retailers, and develop and launch new services and features; and other risks detailed in the “Risk Factors” section of our Form 10-Q filed with the Securities and Exchange Commission on August 2, 2022 and in subsequent periodic reports that we file with the Securities and Exchange Commission. Past performance is not necessarily indicative of future results.
The forward-looking statements included in this press release represent our views as of the date of this press release. We anticipate that subsequent events and developments will cause our views to change. We undertake no intention or obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law. These forward-looking statements should not be relied upon as representing our views as of any date subsequent to the date of this press release.
Non-GAAP Measures and Other Performance Metrics
To supplement the financial measures presented in our press release and related conference call or webcast in accordance with generally accepted accounting principles in the United States (“GAAP”), we also present the following non-GAAP measures of financial performance: billings, adjusted contribution, adjusted EBITDA, adjusted Partner Share and other third party costs, non-GAAP net loss and non-GAAP net loss per share as well as certain other performance metrics, such as monthly active users (“MAUs”), average revenue per user (“ARPU”) and annualized recurring revenue ("ARR").
A “non-GAAP financial measure” refers to a numerical measure of our historical or future financial performance or financial position that is included in (or excluded from) the most directly comparable measure calculated and presented in accordance with GAAP in our financial statements. We provide certain non-GAAP measures as additional information relating to our operating results as a complement to results provided in accordance with GAAP. The non-GAAP financial information presented herein should be considered in conjunction with, and not as a substitute for or superior to, the financial information presented in accordance with GAAP and should not be considered a measure of liquidity. There are significant limitations associated with the use of non-GAAP financial measures. Further, these measures may differ from the non-GAAP information, even where similarly titled, used by other companies and therefore should not be used to compare our performance to that of other companies.

We have presented billings, adjusted contribution, adjusted EBITDA, adjusted Partner Share and other third-party costs, non-GAAP net loss and non-GAAP net loss per share as non-GAAP financial measures in this press release. Billings represents the gross amount billed to customers and marketers for advertising campaigns in order to generate revenue. Cardlytics platform billings is recognized gross of both Consumer Incentives and Partner Share. Cardlytics platform GAAP revenue is recognized net of Consumer Incentives and gross of Partner Share. Bridg platform billings is the same as Bridg platform GAAP revenue. We define adjusted contribution as a measure by which revenue generated from our marketers exceeds the cost to obtain the purchase data and the digital advertising space from our partners. Adjusted contribution demonstrates how incremental marketing spend on our platforms generates incremental amounts to support our sales and marketing, research and development, general and administration and other investments. Adjusted contribution is calculated by taking our total revenue less our Partner Share and other third-party costs exclusive of deferred implementation costs, which is a non-cash cost. Adjusted contribution does not take into account all costs associated with generating revenue from advertising campaigns, including sales and marketing expenses, research and development expenses, general and administrative expenses and other expenses, which we do not take into consideration when making decisions on how to manage our advertising campaigns. We define adjusted EBITDA as our income (loss) before income taxes; interest expense, net; depreciation and amortization expense; stock-based compensation expense; foreign currency loss (gain); deferred implementation costs; restructuring costs, acquisition and integration (benefit) costs, change in fair value of contingent consideration and goodwill impairment. We define adjusted Partner Share and other third-party costs as our Partner Share and other third-party costs excluding non-cash equity expense and amortization of deferred implementation costs. We define non-GAAP net loss as our net loss before stock-based compensation expense; foreign currency loss (gain); acquisition and integration (benefit) costs; amortization of acquired intangibles; change in fair value of contingent consideration; and restructuring costs. Notably, any impacts related to minimum Partner Share commitments in connection with agreements with certain partners are not added back to net income (loss) in order to calculate adjusted EBITDA, adjusted contribution and non-GAAP net loss. We define non-GAAP net loss per share as non-GAAP net loss divided by weighted-average common shares outstanding, basic and diluted.
We believe the use of non-GAAP financial measures, as a supplement to GAAP measures, is useful to investors in that they eliminate items that are either not part of our core operations or do not require a cash outlay, such as stock-based compensation expense. Management uses these non-GAAP financial measures when evaluating operating performance and for internal planning and forecasting purposes. We believe that these non-GAAP financial measures help indicate underlying trends in the business, are important in comparing current results with prior period results and are useful to investors and financial analysts in assessing operating performance.
We define MAUs as targetable customers or accounts that have logged in and visited online or mobile applications containing offers, opened an email containing an offer, or redeemed an offer from the Cardlytics platform during a monthly period. We then calculate a monthly average of these MAUs for the periods presented. We define ARPU as the total revenue generated in the applicable period calculated in accordance with GAAP, divided by the average number of MAUs in the applicable period. We define ARR as the annualized GAAP revenue of the final month in the period presented for the Bridg platform. ARR should not be considered in isolation from, or as an alternative to, revenue prepared in accordance with GAAP. We believe that ARR is an indicator of the Bridg platform’s ability to generate future revenue from existing clients.

CARDLYTICS, INC.
CONDENSED CONSOLIDATED BALANCE SHEETS (UNAUDITED)
(Amounts in thousands, except par value amounts)

	June 30, 2022	December 31, 2021
Assets
Current assets:
Cash and cash equivalents	$157,038	$233,467
Restricted cash	81	95
Accounts receivable and contract assets, net	92,206	111,085
Other receivables	4,955	6,097
Prepaid expenses and other assets	9,658	7,981
Total current assets	263,938	358,725
Long-term assets:
Property and equipment, net	8,619	11,273
Right-of-use assets under operating leases, net	10,304	10,196
Intangible assets, net	121,047	125,550
Goodwill	665,813	742,516
Capitalized software development costs, net	16,680	13,131
Other long-term assets, net	3,106	2,406
Total assets	$1,089,507	$1,263,797
Liabilities and stockholders' equity
Current liabilities:
Accounts payable	$2,810	$4,619
Accrued liabilities:
Accrued compensation	9,634	12,136
Accrued expenses	20,963	19,620
Partner Share liability	42,176	46,595
Consumer Incentive liability	42,923	52,602
Deferred revenue	4,654	3,280
Current operating lease liabilities	6,091	6,028
Current contingent consideration	164,277	182,470
Total current liabilities	293,528	327,350
Long-term liabilities:
Convertible senior notes, net	225,314	184,398
Deferred liabilities	98	173
Long-term operating lease liabilities	6,382	6,801
Long-term contingent consideration	—	49,825
Other long-term liabilities	28	4,550
Total liabilities	525,350	573,097
Stockholders’ equity:
Common stock, $0.0001 par value—100,000 shares authorized and 32,883 and 33,534 shares issued and outstanding as of June 30, 2022 and December 31, 2021, respectively.	9	9
Additional paid-in capital	1,163,126	1,212,823
Accumulated other comprehensive income	5,580	486
Accumulated deficit	(604,558)	(522,618)
Total stockholders’ equity	564,157	690,700
Total liabilities and stockholders’ equity	$1,089,507	$1,263,797

CARDLYTICS, INC.
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS (UNAUDITED)
(Amounts in thousands, except per share amounts)

	Three Months Ended June 30,		Six Months Ended June 30,
	2022	2021	2022	2021
Revenue	$75,405	$58,853	$143,333	$112,083
Costs and expenses:
Partner Share and other third-party costs	40,280	29,953	75,433	59,724
Delivery costs	8,162	5,748	14,695	9,686
Sales and marketing expense	21,983	17,063	39,631	30,265
Research and development expense	13,581	8,934	25,872	15,152
General and administration expense	20,984	16,888	41,409	29,063
Acquisition and integration (benefit) costs	2,197	14,182	(2,401)	21,212
Change in fair value of contingent consideration	(2,968)	1,480	(68,018)	1,480
Goodwill impairment	83,149	—	83,149	—
Depreciation and amortization expense	10,356	8,833	20,227	11,898
Total costs and expenses	197,724	103,081	229,997	178,480
Operating loss	(122,319)	(44,228)	(86,664)	(66,397)
Other (expense) income:
Interest expense, net	(879)	(3,078)	(1,826)	(6,123)
Foreign currency (loss) gain	(4,538)	—	(6,208)	319
Total other expense	(5,417)	(3,078)	(8,034)	(5,804)
Loss before income taxes	(127,736)	(47,306)	(94,698)	(72,201)
Income tax benefit	1,446	—	1,446	—
Net loss	(126,290)	(47,306)	(93,252)	(72,201)
Net loss attributable to common stockholders	$(126,290)	$(47,306)	$(93,252)	$(72,201)
Net loss per share attributable to common stockholders, basic and diluted	$(3.75)	$(1.43)	$(2.77)	$(2.32)
Weighted-average common shares outstanding, basic and diluted	33,635	32,977	33,688	31,145

CARDLYTICS, INC.
STOCK-BASED COMPENSATION EXPENSE (UNAUDITED)
(Amounts in thousands)

	Three Months Ended June 30,		Six Months Ended June 30,
	2022	2021	2022	2021
Delivery costs	$914	$521	$1,496	$830
Sales and marketing	3,633	3,655	7,337	6,087
Research and development	4,247	2,448	7,451	3,962
General and administration	4,048	6,713	10,143	9,706
Total stock-based compensation	$12,842	$13,337	$26,427	$20,585

CARDLYTICS, INC.
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS (UNAUDITED)
(Amounts in thousands)

	Six Months Ended June 30,
	2022	2021
Operating activities
Net Loss	$(93,252)	$(72,201)
Adjustments to reconcile net income (loss) to net cash used in operating activities:
Credit loss expense	1,041	1,156
Depreciation and amortization	20,227	11,898
Amortization of financing costs charged to interest expense	790	448
Accretion of debt discount and non-cash interest expense	—	4,680
Amortization of right-of-use assets	2,939	2,354
Stock-based compensation expense	26,427	20,585
Change in fair value of contingent consideration	(68,018)	1,480
Goodwill impairment	83,149	—
Other non-cash expense (income), net	6,087	(279)
Deferred implementation costs	—	1,612
Change in operating assets and liabilities:
Accounts receivable	19,663	10,209
Prepaid expenses and other assets	(1,885)	(1,896)
Accounts payable	(1,821)	2,021
Other accrued expenses	(5,770)	2,021
Partner Share liability	(4,821)	(8,768)
Consumer Incentive liability	(9,679)	(2,830)
Net cash used in operating activities	(26,369)	(27,510)
Investing activities
Acquisition of property and equipment	(889)	(1,790)
Acquisition of patents	(57)	(58)
Capitalized software development costs	(6,083)	(4,431)
Business acquisition, net of cash acquired	(2,274)	(494,131)
Net cash used in investing activities	(9,303)	(500,410)
Financing activities
Principal payments of debt	(21)	(11)
Proceeds from issuance of common stock	393	485,690
Repurchase of common stock	(40,000)	—
Deferred equity issuance costs	—	(190)
Debt issuance costs	(174)	(86)
Net cash (used in) received from financing activities	(39,802)	485,403
Effect of exchange rates on cash, cash equivalents and restricted cash	(969)	(118)
Net decrease in cash, cash equivalents and restricted cash	(76,443)	(42,635)
Cash, cash equivalents, and restricted cash — Beginning of period	233,562	293,349
Cash, cash equivalents, and restricted cash — End of period	$157,119	$250,714

CARDLYTICS, INC.
SUMMARY OF GAAP AND NON-GAAP RESULTS (UNAUDITED)
(Dollars in thousands)

	Three Months Ended June 30,		Change		Six Months Ended June 30,		Change
	2022	2021	$	%	2022	2021	$	%
Billings(1)	$107,744	$85,337	$22,407	26%	$205,969	$161,654	$44,315	27%
Consumer Incentives	32,339	26,484	5,855	22	62,636	49,571	13,065	26
Revenue	75,405	58,853	16,552	28	143,333	112,083	31,250	28
Adjusted Partner Share and other third-party costs(1)	40,280	29,223	11,057	38	75,433	58,112	17,321	30
Adjusted contribution(1)	35,125	29,630	5,495	19	67,900	53,971	13,929	26
Delivery costs	8,162	5,748	2,414	42	14,695	9,686	5,009	52
Deferred implementation costs	—	730	(730)	(100)	—	1,612	(1,612)	(100)
Gross profit	$26,963	$23,152	$3,811	16%	$53,205	$42,673	$10,532	25%
Net loss	$(126,290)	$(47,306)	$(78,984)	(167)%	$(93,252)	$(72,201)	$(21,051)	29%
Adjusted EBITDA(1)	$(15,785)	$(5,666)	$(10,119)	(179)%	$(26,322)	$(9,610)	$(16,712)	174%
(1)Billings, adjusted Partner Share and other third-party costs, adjusted contribution and adjusted EBITDA are non-GAAP measures. Reconciliations of these non-GAAP measures to the most comparable GAAP measures are presented below under the headings "Reconciliation of GAAP Revenue to Billings", "Reconciliation of GAAP Gross Profit to Adjusted Contribution" and "Reconciliation of GAAP Net Loss to Adjusted EBITDA."

CARDLYTICS, INC.
RECONCILIATION OF GAAP REVENUE TO BILLINGS (UNAUDITED)
(Amounts in thousands)

	Three Months Ended June 30, 2022			Three Months Ended June 30, 2021
	Cardlytics Platform	Bridg Platform	Consolidated	Cardlytics Platform	Bridg Platform	Consolidated
Revenue	$69,270	$6,135	$75,405	$56,763	$2,090	$58,853
Plus:
Consumer Incentives	32,339	—	32,339	26,484	—	26,484
Billings	$101,609	$6,135	$107,744	$83,247	$2,090	$85,337

	Six Months Ended June 30, 2022			Six Months Ended June 30, 2021
	Cardlytics Platform	Bridg Platform	Consolidated	Cardlytics Platform	Bridg Platform	Consolidated
Revenue	$133,253	$10,080	$143,333	$109,993	$2,090	$112,083
Plus:
Consumer Incentives	62,636	—	62,636	49,571	—	49,571
Billings	$195,889	$10,080	$205,969	$159,564	$2,090	$161,654

CARDLYTICS, INC.
RECONCILIATION OF GAAP GROSS PROFIT TO ADJUSTED CONTRIBUTION (UNAUDITED)
(Amounts in thousands)

	Three Months Ended June 30, 2022			Three Months Ended June 30, 2021
	Cardlytics Platform	Bridg Platform	Consolidated	Cardlytics Platform	Bridg Platform	Consolidated
Revenue	$69,270	$6,135	$75,405	$56,763	$2,090	$58,853
Minus:
Partner Share and other third-party costs	39,403	877	40,280	29,890	63	29,953
Delivery costs(1)	6,311	1,851	8,162	4,837	911	5,748
Gross profit	23,556	3,407	26,963	22,036	1,116	23,152
Plus:
Delivery costs(1)	6,311	1,851	8,162	4,837	911	5,748
Deferred implementation costs(2)	—	—	—	730	—	730
Adjusted contribution	$29,867	$5,258	$35,125	$27,603	$2,027	$29,630
(1)Stock-based compensation expense recognized in consolidated delivery costs totaled $0.9 million and $0.5 million for the three months ended June 30, 2022 and 2021, respectively.
(2)Deferred implementation costs is excluded from adjusted Partner Share and other third-party costs as follows (in thousands):

	Three Months Ended June 30, 2022			Three Months Ended June 30, 2021
	Cardlytics Platform	Bridg Platform	Consolidated	Cardlytics Platform	Bridg Platform	Consolidated
Partner Share and other third-party costs	$39,403	$877	$40,280	$29,890	$63	$29,953
Minus:
Deferred implementation costs	—	—	—	730	—	730
Adjusted Partner Share and other third-party costs	$39,403	$877	$40,280	$29,160	$63	$29,223

	Six Months Ended June 30, 2022			Six Months Ended June 30, 2021
	Cardlytics Platform	Bridg Platform	Consolidated	Cardlytics Platform	Bridg Platform	Consolidated
Revenue	$133,253	$10,080	$143,333	$109,993	$2,090	$112,083
Minus:
Partner Share and other third-party costs	74,431	1,002	75,433	59,661	63	59,724
Delivery costs(1)	11,218	3,477	14,695	8,775	911	9,686
Gross profit	47,604	5,601	53,205	41,557	1,116	42,673
Plus:
Delivery costs(1)	11,218	3,477	14,695	8,775	911	9,686
Non-cash equity expense included in FI Share(2)	—	—	—	—	—	—
Deferred implementation costs(2)	—	—	—	1,612	—	1,612
Adjusted contribution	$58,822	$9,078	$67,900	$51,944	$2,027	$53,971
(1)Stock-based compensation expense recognized in consolidated delivery costs totaled and $1.5 million and $0.8 million for the six months ended June 30, 2022 and 2021, respectively.
(2)Deferred implementation costs is excluded from adjusted Partner Share and other third-party costs as follows (in thousands):

	Six Months Ended June 30, 2022			Six Months Ended June 30, 2021
	Cardlytics Platform	Bridg Platform	Consolidated	Cardlytics Platform	Bridg Platform	Consolidated
Partner Share and other third-party costs	$74,431	$1,002	$75,433	$59,661	$63	$59,724
Minus:
Deferred implementation costs	—	—	—	1,612	—	1,612
Adjusted Partner Share and other third-party costs	$74,431	$1,002	$75,433	$58,049	$63	$58,112

CARDLYTICS, INC.
RECONCILIATION OF GAAP NET LOSS TO ADJUSTED EBITDA (UNAUDITED)
(Amounts in thousands)

	Three Months Ended June 30,		Six Months Ended June 30,
	2022	2021	2022	2021
Net loss	$(126,290)	$(47,306)	$(93,252)	$(72,201)
Plus:
Income tax benefit	(1,446)	—	(1,446)	—
Interest expense - net	879	3,078	1,826	6,123
Depreciation and amortization	10,356	8,833	20,227	11,898
Stock-based compensation expense	12,842	13,337	26,427	20,585
Foreign currency loss (gain)	4,538	—	6,208	(319)
Deferred implementation costs	—	730	—	1,612
Acquisition and integration costs (benefit)	2,197	14,182	(2,401)	21,212
Change in fair value of contingent consideration	(2,968)	1,480	(68,018)	1,480
Goodwill impairment	83,149	—	83,149	—
Restructuring costs	958	—	958	—
Adjusted EBITDA	$(15,785)	$(5,666)	$(26,322)	$(9,610)

CARDLYTICS, INC.
RECONCILIATION OF ADJUSTED CONTRIBUTION TO ADJUSTED EBITDA (UNAUDITED)
(Amounts in thousands)

	Three Months Ended June 30, 2022			Three Months Ended June 30, 2021
	Cardlytics Platform	Bridg Platform	Consolidated	Cardlytics Platform	Bridg Platform	Consolidated
Adjusted Contribution	$29,867	$5,258	$35,125	$27,603	$2,027	$29,630
Minus:
Delivery costs	6,311	1,851	8,162	4,837	911	5,748
Sales and marketing expense	20,908	1,075	21,983	16,665	398	17,063
Research and development expense	11,936	1,645	13,581	8,481	453	8,934
General and administration expense	21,232	(248)	20,984	16,454	434	16,888
Stock-based compensation expense	(13,944)	1,102	(12,842)	(13,179)	(158)	(13,337)
Restructuring costs	(958)	—	(958)	—	—	—
Adjusted EBITDA	$(15,618)	$(167)	$(15,785)	$(5,655)	$(11)	$(5,666)

	Six Months Ended June 30, 2022			Six Months Ended June 30, 2021
	Cardlytics Platform	Bridg Platform	Consolidated	Cardlytics Platform	Bridg Platform	Consolidated
Adjusted Contribution	$58,822	$9,078	$67,900	$51,944	$2,027	$53,971
Minus:
Delivery costs	11,218	3,477	14,695	9,686	—	9,686
Sales and marketing expense	36,816	2,815	39,631	28,524	1,741	30,265
Research and development expense	22,895	2,977	25,872	14,994	158	15,152
General and administration expense	40,441	968	41,409	29,063	—	29,063
Stock-based compensation expense	(25,879)	(548)	(26,427)	(20,585)	—	(20,585)
Restructuring costs	(958)	—	(958)	—	—	—
Adjusted EBITDA	$(25,711)	$(611)	$(26,322)	$(9,738)	$128	$(9,610)

CARDLYTICS, INC.
RECONCILIATION OF GAAP NET LOSS TO NON-GAAP NET LOSS
AND NON-GAAP NET LOSS PER SHARE (UNAUDITED)
(Amounts in thousands, except per share amounts)

	Three Months Ended June 30,		Six Months Ended June 30,
	2022	2021	2022	2021
Net loss	$(126,290)	$(47,306)	$(93,252)	$(72,201)
Plus:
Stock-based compensation expense	12,842	13,337	26,427	20,585
Foreign currency loss	4,538	—	6,208	(319)
Acquisition and integration costs (benefit)	2,197	14,182	(2,401)	21,212
Amortization of acquired intangibles	7,207	5,522	14,353	6,511
Change in fair value of contingent consideration	(2,968)	1,480	(68,018)	1,480
Goodwill impairment	83,149	—	83,149	—
Restructuring costs	(958)	—	(958)	—
Income tax benefit	(1,446)	—	(1,446)	—
Non-GAAP net loss	$(21,729)	$(12,785)	$(35,938)	$(22,732)
Weighted-average number of shares of common stock used in computing non-GAAP net loss per share:
Non-GAAP weighted-average common shares outstanding, diluted	33,635	32,977	33,688	31,145
Non-GAAP net loss per share attributable to common stockholders, diluted	$(0.65)	$(0.39)	$(1.07)	$(0.73)

Contacts:

Public Relations:
Angie Amberg
Cardlytics, Inc.
aamberg@cardlytics.com

Investor Relations:
Robert Robinson
Corporate Development & IR
ir@cardlytics.com